UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2007

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-685-8888

Former name or former address if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 5, 2007 InFocus Corporation (the “Company”), entered into a Shareholders Agreement (the “Shareholder Agreement”) with Caxton Associates L.L.C. (“Caxton”), its largest shareholder, and certain of Caxton’s affiliated entities regarding composition of the Board of Directors and nominations for the election of Directors at the Company’s 2007 Annual Meeting of Shareholders scheduled for July 31, 2007 (the “Annual Meeting”). The Company previously entered into a Settlement Agreement with Caxton whereby Caxton agreed to abandon its plans to call a special meeting of the Company’s shareholders in exchange for the Company agreeing to allow Caxton to name up to two designees to the Board of Directors if certain conditions were not met by April 13, 2007. Pursuant to that agreement, the Company appointed Bernard T. Marren and John D. Abouchar to its Board of Directors on April 17, 2007.

Pursuant to the Shareholder Agreement, the Company has agreed to allow Caxton to name two additional directors to the Board of Directors.  Caxton has named Bruce Berkoff and Robert B. Ladd as their designees. The Company has reviewed the qualifications of the designees and on June 6, 2007 formally appointed the designees to the Board, bringing the total number of directors from six to eight.  The Company also agreed to nominate a slate of individuals for election to the Board of Directors at the Annual Meeting that shall consist of the four directors nominated by Caxton, two of the current directors who are not Caxton designees, and the new Chief Executive Officer of the Company should one be hired prior to the 2007 Annual Meeting. A copy of the Shareholder Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Additionally, on June 5, 2007, the Company and Caxton entered into a Confidentiality Agreement (the “Confidentiality Agreement”) allowing the parties to share certain information concerning the Company’s ongoing strategic alternatives process, as well as the search process for a new Chief Executive Officer.  A copy of the Confidentiality Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

On June 6, 2007 the Company issued a press release related to the Shareholder Agreement, the Confidentiality Agreement and the nomination of a slate of directors for election at the Annual Meeting.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 5.02                                   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;  APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)           In accordance with the Shareholder Agreement, on June 6, 2007, the Company’s Board of Directors nominated John D. Abouchar, Peter D. Behrendt, Bruce Berkoff, Michael R. Hallman, Robert B. Ladd and Bernard T. Marren for election to the Board of Directors at the Annual Meeting.  Duane C. McDougall and Svein S. Jacobsen will not to stand for re-election at the Annual Meeting.

(d)           On June 6, 2007 the Company appointed Bruce Berkoff and Robert B. Ladd to serve as members of the Company’s Board of Directors, bringing the total number of directors from six to eight.  Mr. Berkoff and Mr. Ladd were designated to serve on the Board of Directors by Caxton pursuant to the Shareholder Agreement referred to in Item 1.01.

Mr. Berkoff, 46, is currently the Chairman of the LCD TV Association, a global not-for-profit trade association.   From late 2005 through late 2006, Mr. Berkoff was CEO and later Chairman of Enuclia Semiconductor, a fabless semiconductor company in the HDTV video processor industry.  From 1999 through late 2005, Mr. Berkoff served as Executive Vice President and Chief Marketing Officer for LG.Philips, one of the world’s leading LCD manufacturers.  In addition, Mr. Berkoff serves as a member of the Board of Directors of Uni-Pixel, Inc. (OTC Bulletin Board:UNXL), a

developer of flat panel color display technology based in Woodlands, Texas, and TVIA, Inc. (NASDAQ:TVIA), a fabless semiconductor company focused on digital display processors for televisions based in Santa Clara, California.  Mr. Berkoff has over 25 years of experience in the technology industry and earned a bachelors degree in physics from Princeton University and a graduate degree in biophysics from the University of California, Berkeley.

Mr. Ladd, 49, is presently the Managing Member of Laddcap Value Associates LLC, which serves as General Partner of Laddcap Value Partners LP, a private investment partnership.  Prior to forming his private investment partnership, Mr. Ladd was a Managing Director at the investment management firm Neuberger Berman.  More specifically, from 1986 through 2002, Mr. Ladd was a securities analyst and portfolio manager for various high net worth clients of the firm.  In addition, Mr. Ladd serves as a member of the Board of Directors of Delcath Systems, Inc. (NASDAQ:DCTH), a development stage company developing a drug delivery system for the introduction of chemotherapy agents.  Mr. Ladd is a Chartered Financial Analyst and has over 20 years of experience in the investment management field.  He earned a bachelors degree in economics from the Wharton School, University of Pennsylvania and a Masters in Business Administration from Northwestern University’s Kellogg School of Management.

The Company has made no determination at this time regarding the committees of the Board of Directors to which Messrs. Berkoff and Ladd may be named.  Concurrently with their appointment, each of Messrs. Berkoff and Ladd was granted options to purchase 30,000 shares of the Company’s common stock in accordance with the Company’s existing non-employee director compensation policy.  Each of Messrs. Berkoff and Ladd will also be reimbursed for expenses and receive cash compensation in accordance with the Company’s non-employee director compensation policy.

On June 6, 2007 the Company issued a press release regarding the appointment of Messrs. Berkoff and Ladd.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 5.03                                       AMENDMENTS TO ARTICLES OF INCORPRATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective June 6, 2007 the Board of Directors approved an amendment to Section 3.2 of the Company’s 1997 Restated Bylaws, as amended, to increase the number of authorized directors from seven to nine. An excerpt from the resolutions of the Board of Directors approving such amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits

The following exhibits are furnished or filed herewith and this list is intended to constitute the exhibit index:

Exhibit No.	Description
3.1	Amendment to the Company’s 1997 Bylaws
10.1	Shareholder Agreement dated June 5, 2007 among the Company, Caxton Associates, L.L.C., Caxton International Limited and GDK Inc.
10.2	Confidentiality Agreement dated as of June 5, 2007 between the Company and Caxton Associates L.L.C.
99.1	InFocus Corporation Press Release, dated June 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2007	INFOCUS CORPORATION

	By	: /s/Roger Rowe
Roger Rowe
Vice President Finance, Chief Financial Officer and Secretary
(Principal Financial Officer)